UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025
___________

DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Virginia		001-09819		52-1549373
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)
140 East Shore Drive, Suite 100
Glen Allen,	Virginia			23059-5755
(Address of principal executive offices)				(Zip Code)
		(804)	217-5800
(Registrant’s telephone number, including area code)
4991 Lake Brook Drive, Suite 100
Glen Allen, VA 23060-9245
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DX	New York Stock Exchange
6.900% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	DXPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On October 20, 2025, Dynex Capital, Inc. (the "Company") issued a press release announcing its financial results as of and for the quarter ended September 30, 2025. The text of the aforementioned press release is included as Exhibit 99.1 to this Form 8-K and is also available on the Company's website (www.dynexcapital.com under “Investors/News & Market Information”). The press release included the following financial information for the quarter:

•Total economic return of $1.23 per common share, or 10.3% of beginning book value, comprised of an increase in book value of $0.72 per common share and dividends declared of $0.51 per common share
•Book value per common share of $12.67 as of September 30, 2025
•Comprehensive income of $1.20 per common share and net income of $1.09 per common share
•Raised equity capital of $254 million, net of issuance costs, through at-the-market ("ATM") common stock issuances
•Purchased $2.4 billion in Agency residential mortgage-backed securities ("Agency RMBS") and $464 million in Agency commercial mortgage-backed securities ("Agency CMBS")
•Liquidity of over $1 billion as of September 30, 2025
•Leverage including to-be-announced ("TBA") securities at cost was 7.5 times shareholders' equity as of September 30, 2025

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information set forth above is being filed under Item 2.02 of Form 8-K and shall be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing. All other information set forth in Exhibit 99.1 is being furnished. In addition, the information contained on the Company’s website is not incorporated by reference into, and does not form a part of, this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Earnings Press release, dated October 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	October 20, 2025	By:	/s/ Robert S. Colligan
Robert S. Colligan
Chief Financial Officer and Chief Operating Officer
(Principal Financial Officer)